Exhibit 99.3

Office of the United States Trustee

DEBTOR IN POSSESSION INTERIM STATEMENT

Statement Number:	79

For the Period FROM:	5/1/2008

TO:	5/31/2008

In re:
     The Kushner-Locke Company
Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01- 44836-SB; and LA 01-44841-SB)
CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21
A. Total Receipts per all Prior Interim Statements		$11,337,682.91	$9,847,736.19	$1,154,529.55
B. Less: Total Disbursements per all Prior Statements		$10,211,689.39	$9,691,808.53	$21,890.52
C. Beginning Balance		$1,394,326.73	$221,883.87	$1,132,639.03
D. Receipts during Current Period
Description
05/07/2008	Wire Transfer		$30,000.00
05/09/2008	Tanya Miller		$732.44
05/16/2008	AB Svensk	$514.82
05/19/2008	Compact Collections	$12,516.94
05/22/2008	Wire Transfer		$60,000.00
05/29/2008	Wire Transfer		$40,000.00
05/30/2008	interest	$2,163.93

TOTAL RECEIPTS THIS PERIOD		$15,195.69	$130,732.44	$—	—

E. Balance Available (C plus D)		$1,409,522.42	$352,616.31	$1,132,639.03	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 79
F. Less: Disbursements during Current Period:

			Collateral	Concentration	City National
Date	Check No.	Payee/Purpose	Account	Account	Collection Account
05/02/2008	Wire	ADP		$134.72
05/06/2008	Wire	Payroll Tax		$6,983.34
05/06/2008	8508	Payroll		$1,358.59
05/06/2008	8509	Payroll		$7,006.99
05/06/2008	8510	Payroll		$2,893.10
05/07/2008	1165	Bonded Services		$6,383.43
05/07/2008	1166	Franchise Tax Board		$1,525.00
05/07/2008	1167	ITE Solutions		$445.00
05/07/2008	Wire	Wire Transfer	$30,000.00
05/13/2008	1168	Recall		$918.39
05/13/2008	1169	United States Trustee		$325.00
05/13/2008	1170	Varien		$318.00
05/13/2008	1171	Xerox		$20.83
05/13/2008	1172	United States Trustee		$325.00
05/13/2008	1173	United States Trustee		$325.00
05/13/2008	1174	United States Trustee		$325.00
05/13/2008	1175	United States Trustee		$325.00
05/13/2008	1176	United States Trustee		$325.00
05/13/2008	1177	United States Trustee		$325.00
05/13/2008	1178	United States Trustee		$325.00
05/13/2008	1179	United States Trustee		$1,625.00
05/13/2008	Wire	Morgan Lewis & Bockius LLP	$12,498.89
05/16/2008	Wire	ADP		$139.72
05/20/2008	Wire	Payroll Tax		$7,150.82
05/20/2008	8511	Payroll		$1,358.57
05/20/2008	8512	Payroll		$7,297.04
05/20/2008	8513	Payroll		$2,893.10
05/22/2008	1181	Accurate Express		$24.70
05/22/2008	1182	Arrowhead		$29.96
05/22/2008	1183	Bowne of Los Angeles		$679.00
05/22/2008	1184	FilmPool Inc.		$7,500.00
05/22/2008	1185	ITE Solutions		$2,127.50
05/22/2008	1186	Keren Aminia		$10,077.13
05/22/2008	1187	Kevin Marino		$2,792.47
05/22/2008	1188	New Wave Entertainment		$50.00
05/22/2008	Wire	Wire Transfer	$60,000.00
05/27/2008	Wire	Wire Transfer - KL7			$1,993.53
05/27/2008	Wire	Wire Transfer - Denial			$800.00
05/28/2008	Wire	Payroll Tax		$5,384.09
05/28/2008	8514	Payroll		$1,358.59
05/28/2008	8515	Payroll		$7,258.84
05/28/2008	8516	Payroll		$2,893.10
05/29/2008	1201	New Beginnings Enterprises		$9,440.60
05/29/2008	1202	Alice Neuhauser		$3,091.81
05/29/2008	1203	AT & T		$262.66
05/29/2008	1204	Blue Shield		$879.00
05/29/2008	1205	Bonded Services		$12,766.86
05/29/2008	1206	Health Net		$13,572.36
05/29/2008	1207	ITE Solutions		$2,070.00
05/29/2008	1208	Keren Aminia		$2,000.00
05/29/2008	1209	Kevin Marino		$3,721.49
05/29/2008	1210	AT & T		$81.92
05/29/2008	Wire	Wire Transfer	$40,000.00
05/30/2008	Wire	ADP		$329.98
05/30/2008	Wire	Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$142,498.89	$139,443.70	$2,843.53	—

G. Ending Balance (E less F)			$1,267,023.53	$213,172.61	$1,129,795.50	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 79

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£215,532.35	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£242,063.54	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$33,298.51
Denial Venture	1890-69-6501	$240,891.31
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser Debtor in Possession